SEMIANNUAL
                                     REPORT

                               February 28, 1999

                                 WARBURG PINCUS
                              U.S. CORE EQUITY FUND

                                        O

                                 WARBURG PINCUS
                        SELECT ECONOMIC VALUE EQUITY FUND


More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.


                          [WARBURG PINCUS FUNDS LOGO]

     From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

    The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of February 28, 1999; these views and portfolio holdings may have changed subsequent to these days. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus U.S. Core Equity Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

     We are writing to report on the results of the Warburg Pincus U.S. Core Equity Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

     At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $18.46, compared to an NAV of $21.73 on August 31, 1998. As a result, the Institutional shares' total return was thus 30.2% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Standard & Poor's 500 Index (the "Index") returned 30.3% during the same period.

     At February 28, 1999, the NAV of the Fund's Common shares was $18.44, compared to an NAV of $25.22 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was 12.1% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Index returned 13.2% during the same period.

     Overall, the Fund performed in line with the Index benchmark. In the first half of the fiscal half-year, the Fund outperformed, as investors returned to a more rational, value-based approach after months of aggressive buying and the harsh sell-off of August and September 1998. Our emphasis on valuation and earnings strength proved particularly effective.

     In the second half, however, the Fund underperformed, as the market became heavily momentum-oriented and the technology sector -- notably gravity-defying Internet companies -- led stocks to new highs. In this type of environment, stocks not favored by momentum buyers tended to generate returns lower than the market. Our ongoing bias toward companies offering attractive valuations and earnings strength performed accordingly.

     Among the Fund's top-performing holdings during the period were Microsoft Corporation, which was reasonably valued compared to its technology peers and produced better-than-expected earnings; Kroger Co., a major supermarket operator whose above-average earnings growth reflected its focus on controlling costs; and Ford Motor, which carried a reasonable valuation and benefited from operating efficiencies and strong truck sales.

Warburg Pincus U.S. Core Equity Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------


     As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.


Sincerely yours,

Credit Suisse Asset Management Structured Equity Management Team

William W. Priest, Jr., CEO and Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

Warburg Pincus U.S. Core Equity Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

           Comparison of Change in Value of $10,000 Investment in the Warburg Pincus U.S. Core Equity Institutional Shares and the S&P 500
     Index(1) from Inception (9/1/94) and at each Quarter End. (Unaudited)

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

  Date                Warburg              S&P
--------              -------             -----           Average Annual
09/01/94               10000              10000           Total Returns
11/30/94                9553               9615       for the period ending
02/28/95               10251              10398              2/28/99
05/31/95               11103              11455       (Institutional Shares)
08/31/95               11975              12149            (Unaudited)
11/30/95               12746              13168
02/29/96               13940              14007               1 year
 5/31/96               14383              14720               14.25%
 8/31/96               14080              14421
11/30/96               16150              16837              5 years
 2/28/97               16786              17672               23.35%
 5/31/97               17943              19049
 8/31/97               19476              20275          Since Inception
11/30/97               20466              21625              (9/1/94)
 2/28/98               22899              23838               23.83%
 5/31/98               23112              24880
 8/31/98               20097              21917
11/30/98               24804              26754
 2/28/99               26161              28560


Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

Warburg Pincus Select Economic Value Equity Fund
Portfolio Managers' Letter -- February 28, 1999
--------------------------------------------------------------------------------

                                                                  April 20, 1999

Dear Shareholders:

     We are writing to report on the results of the Warburg Pincus Select Economic Value Equity Fund (the "Fund") for the fiscal half-year ended February 28, 1999.

     At February 28, 1999, the net asset value ("NAV") of the Fund's Institutional shares was $17.63, compared to an NAV of $13.17 on August 31, 1998. As a result, the Institutional shares' total return was 34.1% (assuming the reinvestment of dividends and distributions totaling $0.02 per share). By comparison, the Standard & Poor's 500 Index(1) (the "Index") returned 30.3% during the same period.

     At February 28, 1999, the NAV of the Fund's Common shares was $17.62, compared to an NAV of $15.95 at their inception of investment operations on October 30, 1998. The Common shares' total return between October 30, 1998 and February 28, 1999 thus was 10.6% (assuming the reinvestment of dividends and distributions totaling $0.02 per share). By comparison, the Index returned 13.2% during the same period.

     The Fund outperformed the Index benchmark due to effective stock selection, notably in technology, basic materials and health care:

o Technology. We built a large overweight position in semiconductor manufacturers and equipment makers that were selling at overly depressed valuations and would benefit from falling interest rates and improved economic conditions (particularly technology spending). This strategy paid off, as semiconductor stocks enjoyed an extraordinary rally during 1998's fourth quarter and well into 1999.

o Basic materials. We heavily overweighted cyclical companies such as producers of metals and paper, based on such companies' historically low relative valuations; our belief that their prices already reflected considerable negative expectations; and their tremendous earnings leverage if commodity prices go up. Fortunately, we were right, and our favorable stock selection enhanced the positive effect of the overweighting.

o Health care. We maintained the Fund's largest single sector exposure during the period in health care, primarily makers of pharmaceuticals and medical equipment. Many of these stable-growth companies performed especially well in late 1998.

Warburg Pincus Select Economic Value Equity Fund
Portfolio Managers' Letter -- February 28, 1999 (cont'd)
--------------------------------------------------------------------------------

     As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Select Economic Value Equity Management Team

William W. Priest, Jr., CEO and Managing Director
John B. Hurford, Managing Director
James A. Abate, Director and Portfolio Manager
D. Susan Everly, Vice President
James J. Mecca, Vice President


(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestments of dividends, and is a registered trademark of Standard & Poor's Corporation.

Warburg Pincus U.S. Core Equity Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Number
                                                          of
                                                        Shares          Value
                                                        ------       -----------
COMMON STOCKS (98.7%)
Agriculture (1.2%)
    Archer-Daniels-Midland                              53,300       $   806,162
                                                                     -----------
Automotive (3.8%)
    Ford Motor                                          43,400         2,574,162
                                                                     -----------
Computers, Software & Servicing (12.3%)
    BMC Software, Inc.**                                46,300         1,892,512
    Cisco Systems, Inc.**                               12,800         1,252,000
    Dell Computer Corp.**                               10,400           833,300
    EMC Corp.**                                         11,800         1,208,025
    Microsoft Corporation**                             21,200         3,182,650
                                                                     -----------
                                                                       8,368,487
                                                                     -----------
Conglomerates (5.1%)
    General Electric Co.                                34,400         3,450,750
                                                                     -----------
Construction & Building Materials (3.5%)
    Fluor Corp.#                                        27,300           960,619
    Sherwin Williams Co.                                59,900         1,441,344
                                                                     -----------
                                                                       2,401,963
                                                                     -----------
Consumer Products & Services (3.4%)
    Clorox Company                                       9,600         1,135,800
    Newell Co.                                          27,000         1,147,500
                                                                     -----------
                                                                       2,283,300
                                                                     -----------
Electronics (4.7%)
    Intel Corp.                                         26,500         3,178,344
                                                                     -----------
Energy & Oil Exploration (8.1%)
    Apache Corp.                                        69,700         1,389,644
    DTE Energy                                          43,400         1,714,300
    Edison International                                24,300           619,650
    Exxon Corporation                                   13,200           878,625
    Unocal Corp.                                        31,500           887,906
                                                                     -----------
                                                                       5,490,125
                                                                     -----------
Financial Services (17.3%)
    Allstate Corporation                                19,500           731,250
    Chase Manhattan Corp. (The)                         11,000           875,875
    Lehman Brothers Holdings Inc.                       41,100         2,178,300
    Merrill Lynch                                       22,100         1,696,175
    National City Corp.                                 29,500         2,061,312
    SLM Holding Corp.                                   37,300         1,599,238
    Transamerica Corp.                                  36,400         2,641,275
                                                                     -----------
                                                                      11,783,425
                                                                     -----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Number
                                                          of
                                                        Shares          Value
                                                        ------       -----------
COMMON STOCKS (Cont'd)
Food & Beverage (1.5%)
    McDonald's Corp.                                     11,900      $ 1,011,500
                                                                     -----------
Health Care (2.8%)
    Medtronic, Inc.                                      27,400        1,935,125
                                                                     -----------
Industrial Goods & Materials (5.2%)
    Dover Corporation                                    42,500        1,445,000
    Illinois Tool Works, Inc.                            30,100        2,069,375
                                                                     -----------
                                                                       3,514,375
                                                                     -----------
Metals & Mining (1.8%)
    Aluminum Company of America#                         31,000        1,255,500
                                                                     -----------
Pharmaceuticals (9.6%)
    Bristol-Myers Squibb                                 14,800        1,863,875
    Merck & Co.                                          28,500        2,329,875
    Schering-Plough                                      28,000        1,566,250
    Warner Lambert Co.                                   10,700          738,969
                                                                     -----------
                                                                       6,498,969
                                                                     -----------
Publishing & Information Services (2.9%)
    Gannett Company, Inc.                                31,200        1,981,200
                                                                     -----------
Retail (8.3%)
    Kroger Co.                                           34,700        2,244,656
    Wal-Mart Stores#                                     39,200        3,385,900
                                                                     -----------
                                                                       5,630,556
                                                                     -----------
Telecommunications (7.2%)
    Ameritech Corp.                                      40,700        2,660,763
    BellSouth Corp.                                      18,000          832,500
    Sprint Corp.                                         16,300        1,398,744
                                                                     -----------
                                                                       4,892,007
                                                                     -----------
TOTAL COMMON STOCKS (Cost $59,266,950)                               $67,055,950
                                                                     -----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus U.S. Core Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                         Par
                                                        (000)         Value
                                                        -----       -----------
SHORT-TERM INVESTMENT (1.4%)
    BBH Grand Cayman U.S. Dollar Time Deposit
      4.250% 03/01/99                                    $969       $   969,000
                                                                    -----------
      (Cost $969,000)

TOTAL INVESTMENTS (100.1%) (Cost $60,235,950*)                      $68,024,950

LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                            (66,643)
                                                                    -----------
TOTAL NET ASSETS (100.0%)                                           $67,958,307
                                                                    ===========

     * Cost for Federal income tax purposes at February 28, 1999 is $60,242,867. The gross appreciation (depreciation) on a tax basis is as follows:

             Gross Appreciation                                     $ 9,813,128
             Gross Depreciation                                      (2,031,045)
                                                                    -----------
             Net Appreciation                                       $ 7,782,083
                                                                    ===========

     **   Non-income producing securities.

     #    Security or a portion thereof is out on loan.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Select Economic Value Equity Fund
Schedule of Investments
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Number
                                                          of
                                                        Shares          Value
                                                        ------        ----------
COMMON STOCKS (99.6%)
Agriculture (5.5%)
    Archer-Daniels-Midland                              67,475        $1,020,559
    Monsanto Co.                                        18,300           833,794
                                                                      ----------
                                                                       1,854,353
                                                                      ----------
Chemicals (2.1%)
    E. I. du Pont de Nemours and Co.                    14,100           723,506
                                                                      ----------
Computers, Software & Servicing (1.8%)
    I2 Technologies**                                   22,680           565,582
    Metacreations Corp.**                                8,740            56,264
                                                                      ----------
                                                                         621,846
                                                                      ----------
Consumer Products & Services (3.4%)
    Fruit of the Loom, Inc.**                           23,990           304,373
    Gillette Co. (The)                                  15,900           852,637
                                                                      ----------
                                                                       1,157,010
                                                                      ----------
Electronics (6.1%)
    Atmel Corp.**                                       17,300           297,344
    Motorola, Inc.                                      20,400         1,433,100
    National Semiconductor Corp.**                      30,850           323,925
                                                                      ----------
                                                                       2,054,369
                                                                      ----------
Energy & Oil Exploration (13.9%)
    Anadarko Petroleum                                   6,200           170,500
    Apache Corp.                                        15,200           303,050
    Chevron Corp.                                       13,580         1,043,962
    Exxon Corporation                                   18,340         1,220,756
    Noble Affiliates, Inc.                              11,400           257,925
    Talisman Energy**                                    9,985           156,640
    Texaco, Inc.                                         9,320           433,962
    Union Pacific Resources Group, Inc.                 42,420           379,129
    Unocal Corp.                                         8,180           230,574
    USX-Marathon Group                                  25,300           523,394
                                                                      ----------
                                                                       4,719,892
                                                                      ----------
Financial Services (7.7%)
    American International Group, Inc.                   9,000         1,025,437
    Bank of Montreal                                     7,600           314,450
    BankAmerica Corporation                              5,600           365,750
    Royal Bank of Canada                                11,100           538,350
    Toronto Dominion Bank (The)                          8,700           358,875
                                                                      ----------
                                                                       2,602,862
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Select Economic Value Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                        Number
                                                          of
                                                        Shares          Value
                                                        ------        ----------
COMMON STOCKS (Cont'd)
Food & Beverage (2.6%)
    Coca-Cola Co. (The)                                  13,900       $  888,731
                                                                      ----------
Health Care (14.0%)
    Boston Scientific Corp.**                            27,980          741,470
    Centocor, Inc.**                                      4,600          191,187
    Columbia/HCA Healthcare Corp.                        43,500          777,562
    Guidant Corp.                                         7,400          421,800
    Health Management Associates, Inc.**                 43,800          566,663
    Medtronic, Inc.                                      12,300          868,688
    Merck & Co., Inc.                                    14,460        1,182,105
                                                                      ----------
                                                                       4,749,475
                                                                      ----------
Metals & Mining (8.1%)
    Aluminum Company of America                          11,940          483,570
    Barrick Gold                                         33,090          585,279
    Cominco Ltd.                                         12,600          170,888
    Homestake Mining                                     34,500          316,969
    Inco, Ltd.                                           29,850          376,856
    Newmont Mining                                       46,480          801,780
                                                                      ----------
                                                                       2,735,342
                                                                      ----------
Paper & Forest Products (1.1%)
    Champion International                                3,980          147,260
    Georgia Pacific Corporation                           2,900          212,425
                                                                      ----------
                                                                         359,685
                                                                      ----------
Pharmaceuticals (14.1%)
    American Home Products Corp.                          5,800          345,100
    Bristol-Meyers Squibb                                 4,000          503,750
    Coulter Pharmaceutical, Inc.**                        3,540           72,128
    Eli Lilly and Company                                 6,700          634,406
    Mylan Laboratories Inc.                              25,000          682,813
    Pfizer Inc.                                           8,270        1,091,123
    Schering-Plough Corp.                                13,760          769,700
    Watson Pharmaceuticals, Inc.**                       14,130          682,656
                                                                      ----------
                                                                       4,781,676
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Select Economic Value Equity Fund
Schedule of Investments (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                           Number
                                                             of
                                                           Shares       Value
                                                           ------    -----------
COMMON STOCKS (Cont'd)
Retail (10.0%)
    Home Depot, Inc.                                       13,800    $   823,688
    J.C. Penney Company, Inc.                              15,980        577,278
    Sears, Roebuck & Co.                                   19,000        771,875
    Wal-Mart Stores                                        14,110      1,218,751
                                                                     -----------
                                                                       3,391,592
                                                                     -----------
Telecommunications (9.2%)
    AT&T Corp.                                              9,800        804,825
    Bell Atlantic Corp.                                    11,900        683,506
    BellSouth Corp.                                         7,600        351,500
    MCI WorldCom, Inc.**                                    9,300        767,250
    SBC Communications, Inc.                               10,000        528,750
                                                                     -----------
                                                                       3,135,831
                                                                     -----------
TOTAL COMMON STOCKS (Cost $33,126,722)                               $33,776,170
                                                                     -----------
TOTAL INVESTMENTS (99.6%) (Cost $33,126,722*)                        $33,776,170

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                             125,006
                                                                     -----------
TOTAL NET ASSETS (100.0%)                                            $33,901,176
                                                                     ===========

     * Cost for Federal income tax purposes at February 28, 1999 is $33,140,769. The gross appreciation (depreciation) on a tax basis is as follows:

             Gross Appreciation                                      $ 2,594,577
             Gross Depreciation                                       (1,959,176
                                                                     -----------
             Net Appreciation                                        $   635,401
                                                                     ===========

     **   Non-income producing securities.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Assets and Liabilities
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Select
                                                      U.S. Core      Economic Value
                                                     Equity Fund      Equity Fund
                                                     -----------     --------------
Assets
  Investments, at value (cost - $60,235,950 and
    $33,126,722, respectively)                       $68,024,950       $33,776,170
  Collateral received for securities loaned            4,835,500                --
  Receivable for investments sold                             --           700,755
  Dividends and interest receivable                       60,784            48,691
  Prepaid expenses and other assets                          546            76,244
                                                     -----------       -----------
    Total Assets                                      72,921,780        34,601,860
                                                     -----------       -----------
Liabilities
  Payable upon return of securities loaned             4,835,500                --
  Payable for investments purchased                           --           375,732
  Payable for Fund shares repurchased                     80,000                --
  Overdraft liability                                         --           294,749
  Advisory fee payable                                    29,021            11,197
  Distribution fee payable (Common shares)                    --                 3
  Accrued expenses payable                                18,952            19,003
                                                     -----------       -----------
    Total Liabilities                                  4,963,473           700,684
                                                     -----------       -----------
Net Assets
  Capital stock, $0.001 par value                          3,682             1,923
  Paid-in capital                                     56,804,066        29,188,862
  Undistributed net investment income/(loss)              17,400            23,874
  Accumulated net realized gain/(loss)
    from investments, securities sold short,
    futures and foreign currency related
    transactions, if any                               3,344,159         4,037,069
  Net unrealized appreciation/(depreciation)
     on investments and other, if any                  7,789,000           649,448
                                                     -----------       -----------
    Net Assets                                       $67,958,307       $33,901,176
                                                     ===========       ===========
Institutional Shares
  Net assets                                         $67,873,191       $33,893,809
                                                     -----------       -----------
  Shares outstanding                                   3,677,407         1,922,241
                                                     -----------       -----------
  Net asset value, offering price and redemption
    price per share                                  $     18.46       $     17.63
                                                     ===========       ===========
Common Shares
  Net assets                                         $    85,116       $     7,367
                                                     -----------       -----------
  Shares outstanding                                       4,616               418
                                                     -----------       -----------
  Net asset value, offering price and redemption
    price per share                                  $     18.44       $     17.62
                                                     ===========       ===========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Operations
For the six months ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Select
                                                              U.S. Core      Economic Value
                                                             Equity Fund      Equity Fund
                                                            ------------     --------------
Investment Income
  Dividends                                                 $    383,662      $   200,994
  Interest                                                        38,924            3,956
  Securities lending                                               6,075              772
                                                            ------------      -----------
    Total Investment Income                                      428,661          205,722
                                                            ------------      -----------
Expenses
  Investment advisory fees                                       245,268          114,020
  Administration fees                                             54,443           24,343
  Custodian fees                                                  28,179           14,598
  Audit fees                                                       3,472            1,372
  Miscellaneous fees                                               6,231            2,628
  Printing fees                                                   17,457            4,033
  Registration fees                                                8,985            7,439
  Legal fees                                                       8,406            4,996
  Transfer agent fees                                             14,640            3,225
  Insurance expense                                                1,167              322
  Directors fees                                                   6,447            6,447
  Organization expense                                            (5,373)              --
  Distribution fees                                                   23                3
                                                            ------------      -----------
                                                                 389,345          183,426
  Less fees waived and reimbursed                                (65,652)         (32,996)
                                                            ------------      -----------
    Total Expenses                                               323,693          150,430
                                                            ------------      -----------
  Net Investment Income/(Loss)                                   104,968           55,292
                                                            ------------      -----------
Realized and Unrealized Gain/(Loss) on Investments
  and Foreign Currency Transactions
  Net realized gain/(loss) from:
    Security transactions                                      3,311,650        4,074,753
                                                            ------------      -----------
                                                               3,311,650        4,074,753
                                                            ------------      -----------
  Net change in unrealized appreciation/(depreciation):
    Investments                                               13,535,148        3,784,191
                                                            ------------      -----------
                                                              13,535,148        3,784,191
                                                            ------------      -----------
  Net Gain/(Loss) On Investments And
    Foreign Currency Transactions                             16,846,798        7,858,944
                                                            ------------      -----------
  Net Increase/(Decrease) In Net Assets
    Resulting From Operations                               $ 16,951,766      $ 7,914,236
                                                            ============      ===========

----------
* Commenced operations on January 29, 1999.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    U.S. Core Equity Fund                 Select Economic Value Equity Fund
                                            -------------------------------------     ------------------------------------------
                                                 For the              For the             For the               For the Period
                                            Six Months Ended        Year Ended        Six Months Ended          August 3, 1998*
                                            February 28, 1999     August 31, 1998     February 28, 1999       to August 31, 1998
                                            -----------------     ---------------     -----------------       ------------------
                                               (Unaudited)                               (Unaudited)
Increase/(decrease) in net assets:
Operations:
  Net investment income/(loss)                $    104,968         $    231,556         $     55,292         $     18,161
  Net gain on investments
    and foreign currency
    transactions                                16,846,798            7,098,025            7,858,944           (3,172,426)
                                              ------------         ------------         ------------         ------------
  Net increase in net assets resulting
    from operations                             16,951,766            7,329,581            7,914,236           (3,154,265)
                                              ------------         ------------         ------------         ------------
  Dividends and Distributions to
    shareholders:
  Dividends to shareholders from
    net investment income:
  Institutional shares                            (104,261)            (472,680)             (49,578)                  --
  Common shares                                        (22)                  --                   (1)                  --
  Distributions to shareholders
    from net realized capital gains:
  Institutional shares                         (24,127,328)         (12,679,702)                  --                   --
  Common shares                                     (5,552)                  --                   --                   --
                                              ------------         ------------         ------------         ------------
  Total distributions to shareholders          (24,237,163)         (13,152,382)             (49,579)                  --
                                              ------------         ------------         ------------         ------------
  Net capital share transactions                11,729,739          (16,844,975)           3,377,079           25,813,705
                                              ------------         ------------         ------------         ------------
  Total increase/(decrease)
    in net assets                                4,444,342          (22,667,776)          11,241,736           22,659,440
Net Assets:
  Beginning of period                           63,513,965           86,181,741           22,659,440                   --
                                              ------------         ------------         ------------         ------------
  End of period                               $ 67,958,307         $ 63,513,965         $ 33,901,176         $ 22,659,440
                                              ------------         ------------         ------------         ------------

----------
*Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
U.S. Core Equity Fund Financial Highlights
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                                        Institutional                                   Common
                                            --------------------------------------------------------------------     ------------
                                                                                                                       For the
                                                                                                     For the            Period
                                             For the Six                                             Period           November 2,
                                            Months Ended                                           September 1,        1998* to
                                            February 28,         For the Year Ended August 31,        1994*          February 28,
                                               1999           ---------------------------------    to August 31,        1999
                                            (Unaudited)         1998         1997         1996        1995           (Unaudited)
                                            -----------       -------      -------      -------    -------------     ------------
Net asset value, beginning of period          $ 21.73         $ 24.40      $ 19.05      $ 17.86      $ 15.00           $25.22
                                              -------         -------      -------      -------      -------           ------
  Income from investment
    operations
    Net investment income (loss)                 0.04            0.01         0.14         0.20         0.22             0.03
    Net gain (loss) on investments
    and foreign currency
    transactions (both realized
    and unrealized)                              6.47            0.88         6.82         2.81         2.72             2.97
                                              -------         -------      -------      -------      -------           ------
    Total from investment
      operations                                 6.51            0.89         6.96         3.01         2.94             3.00
                                              -------         -------      -------      -------      -------           ------
  Less Distributions
    Dividends from net investment
    income                                      (0.04)          (0.13)       (0.20)       (0.21)       (0.08)           (0.04)
    Distributions from capital gains            (9.74)          (3.43)       (1.41)       (1.61)          --            (9.74)
                                              -------         -------      -------      -------      -------           ------
    Total distributions                         (9.78)          (3.56)       (1.61)       (1.82)       (0.08)           (9.78)
                                              -------         -------      -------      -------      -------           ------
Net asset value, end of period                $ 18.46         $ 21.73      $ 24.40      $ 19.05      $ 17.86           $18.44
                                              =======         =======      =======      =======      =======           ======
Total return                                    30.18%(c)        3.18%       38.32%       17.59%       19.75%           12.05%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted)                            $67,873         $63,514       $86,182     $59,015      $31,644           $   85
  Ratio of expenses to
    average net assets                           0.99%(a)(b)     1.00%(a)     1.00%(a)     1.00%(a)     1.00%(a)         1.25%(a)(b)
  Ratio of net investment
    income (loss)
    to average net assets                        0.32%(b)        0.23%        0.67%        1.25%       1.59%             0.02%(b)
  Fund turnover rate                               63%(c)         164%          93%         127%        123%               63%(c)

----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.19% annualized for the six months ended February 28, 1999 and 1.18%, 1.18% and 1.34% for the years ended August 31, 1998, 1997 and 1996, respectively and 1.51% annualized for the period ended August 31, 1995. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.38% annualized for the period ended February 28, 1999.

(b)  Annualized.

(c)  Not Annualized.

*    Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Select Economic Value Equity Financial Highlights
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                        Institutional                 Common
                                                 -----------------------------    --------------
                                                                    For the       For the Period
                                                 For the Six        Period         November 2,
                                                 Months Ended      August 3,        1998* to
                                                 February 28,        1998*         February 28,
                                                    1999         to August 31,        1999
                                                 (Unaudited)         1998          (Unaudited)
                                                 ------------    -------------    --------------
Net asset value, beginning of period               $ 13.17          $ 15.00          $15.95
                                                   -------          -------          ------
Income from investment operations
  Net investment income (loss)                        0.03             0.01            0.02
  Net gain (loss) on investments and
    foreign currency transactions
    (both realized and unrealized)                    4.45            (1.84)           1.67
                                                   -------          -------          ------
  Total from investment operations                    4.48            (1.83)           1.69
                                                   -------          -------          ------
Less distributions
  Dividends from net investment income               (0.02)              --           (0.02)
  Distributions from capital gains                      --               --              --
                                                   -------          -------          ------
  Total distributions                                (0.02)              --           (0.02)

Net asset value, end of period                     $ 17.63          $ 13.17          $17.62
                                                   =======          =======          ======
Total return                                         34.05%(c)       (12.20)%(c)      10.56%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)         $33,894          $22,659          $    7
  Ratio of expenses to average net assets             0.99%(a)(b)      1.00%(a)(b)     1.25%(a)(b)
  Ratio of net investment income (loss)
    to average net assets                             0.36%(b)         0.92%(b)        0.38%(b)
  Fund turnover rate                                   131%(c)           52%(c)         131%(c)

----------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.21% annualized for the six months ended February 28, 1999 and 1.30% annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.52% annualized for the period ended February 28, 1999.

(b) Annualized.

(c) Not Annualized.

*Commencement of operations.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

     The Warburg Pincus Funds covered in this report are comprised of Warburg Pincus U.S. Core Equity Fund ("Core Equity") and Warburg Pincus Select Economic Value Equity Fund ("Select Economic") (each, a "Fund" and together the "Funds"), which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, open end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's outstanding Common shares.

     On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund, in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganizations.

     Fund                                 Common Shares     Institutional Shares
     ------                               -------------     --------------------
     Core Equity                               --               $2,578,272
     Select Economic                           --                1,755,874

     The net assets of each Fund directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund assumed the prior operating history of the corresponding Acquired Fund.

                                                            Unrealized
     Fund                            Net Assets     Appreciation/(Depreciation)*
     ------                         -----------     ----------------------------
     Core Equity                    $62,977,054             $1,772,191
     Select Economic                 27,207,148                994,655

     The Funds may be permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectuses and statement of additional information for a description of its investment strategies.

----------

*The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

          B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

          C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securites for the applicable period less applicable expenses. Each of the Select Economic and Core Equity will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders annually. The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts.

          E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

          F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Neither of the Funds had open repurchase agreements at February 28, 1999.

          H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Funds' may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Neither of the Funds had open future transactions at February 28, 1999.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

          I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

          J) SECURITIES LENDING -- Loans of the securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including the right to draw on a letter of credit) at February 28, 1999 is as follows:

                                        Markets Value of          Value of
     Fund                              Securities Loaned     Collateral Recorded
     ----                              -----------------     -------------------
     Core Equity                           $4,700,578            $4,835,500

          K) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security (which at least theoretically is unlimited) less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, or liquid

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies -- (cont'd)

     securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

          L) OTHER -- Securities denominated in currencies other than the U.S. dollar are subject to changes in value due to fluctuations in exchange rates.

          Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

          The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

          Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

          In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties

     Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment adviser for the two Funds described herein.

     For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets:

     Fund                                                 Annual Rate
     ----                                      ---------------------------------
     Select Economic                           0.75% of average daily net assets
     Core Equity                               0.75% of average daily net assets

     CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the six months ended February 28, 1999, advisory fees and waivers for each of the twelve investment Funds were as follows:

                                          Gross                        Net
     Fund                              Advisory Fee     Waiver     Advisory Fee
     ----                              ------------   ---------    ------------
     Core Equity                         $245,268     $(52,992)      $192,276
     Select Economic                      114,020      (28,012)        86,008

     State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursing agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc.
(BFDS), a 50% owned subsidiary of State Street.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrators. For administration services, each Fund pays CFSI a fee calculated at an annual rate of .05% of the Fund's first $125 million in average daily net assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CSFI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 23, 1998 to February 28, 1999, co-administration fees earned and waived by CFSI were as follows:

                                  Gross                              Net
     Fund                   Administration Fee     Waiver     Administration Fee
     ----                   ------------------     ------     ------------------
     Core Equity                   $5               $(4)             $1
     Select Economic                1                --               1

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 2. Transactions with Affiliates and Related Parties -- (cont'd)

     Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of the corresponding portfolios of the RBB Fund.

     The administrative service agent may at its discretion voluntarily waive all or any portion of its administrative fee for either of the Funds. For the period ended October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                          Gross Administrative                Net Administrative
     Fund                      Service Fee          Waiver        Service Fee
     ----                 -------------------     ---------   ------------------
     Core Equity                 13,560           $(12,656)         $904
     Select Economic              5,339             (4,984)          355

     For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of it administration fee for any of the Funds. For the six months ended February 28, 1999, co-administration fees earned and waived by PFPC were as follows:

                          Gross Administrative               Net Administrative
     Fund                          Fee             Waiver            Fee
     ----                 --------------------     ------    ------------------
     Core Equity                 $40,878             --            $40,878
     Select Economic              19,003             --             19,003

     Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg Pincus Asset Management, Inc., serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. For the six months ended February 28, 1999, distribution fees earned by CSI were as follows:

     Fund                                            Distribution Fee
     ----                                            ----------------
     Core Equity                                           $23
     Select Economic                                         3

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

Note 3. Purchases and Sales of Securities

     For the six months ended February 28, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                     Investment Securities      Short Securities
                                   --------------------------   ----------------
     Fund                           Purchases        Sales            Sales
     ----                          -----------    -----------   ----------------
     Core Equity                   $40,018,407    $43,042,918           --
     Select Economic                43,351,827     39,338,689           --

Note 4. Capital Shares

     Transactions in capital shares for each period were as follows:


                                                                     U.S. Core Equity Fund
                               ------------------------------------------------------------------------------------------
                                                      Institutional                                     Common
                               -----------------------------------------------------------     --------------------------
                                                                                                    For the Period
                                 For the Six Months Ended                                          November 2, 1998*
                                    February 28, 1999              For the Year Ended          Through February 28, 1999
                                       (Unaudited)                  August 31, 1998                  (Unaudited)
                               ---------------------------     ---------------------------     --------------------------
                                 Shares           Value          Shares           Value        Shares               Value
                               ---------       -----------     ----------     ------------     ------             -------
Shares sold                       82,118       $ 1,771,766        682,212     $ 16,949,211     4,942              $95,732
Shares issued in
  reinvestment of
  dividends                    1,230,677        22,619,858        568,713       12,778,985       155                2,861
Shares repurchased              (558,922)      (12,751,646)    (1,859,405)     (46,573,171)     (481)              (8,832)
                               ---------       -----------     ----------     ------------     -----              -------
Net increase/(decrease)          753,873       $11,639,978       (608,480)    $(16,844,975)    4,616              $89,761
                               =========       ===========     ==========     ============     =====              =======


                                                               Select Economic Value Equity Fund
                               ------------------------------------------------------------------------------------------
                                                      Institutional                                     Common
                               -----------------------------------------------------------     --------------------------
                                                                                                    For the Period
                                 For the Six Months Ended            For the Period                November 2, 1998*
                                    February 28, 1999                August 3, 1998*           Through February 28, 1999
                                       (Unaudited)               Through August 31, 1998              (Unaudited)
                               ---------------------------      --------------------------     --------------------------
                                 Shares           Value          Shares           Value        Shares               Value
                               ---------       -----------      ---------     ------------     ------             -------
Shares sold                      330,916       $ 5,679,987      1,721,030      $25,813,705       868              $14,991
Shares issued in
  reinvestment of
  dividends                        2,776            49,578             --               --        --                   --
Shares repurchased              (132,481)       (2,359,699)            --               --      (450)              (7,778)
                                --------       -----------      ---------       ----------      ----              -------
Net increase                     201,211       $ 3,369,866      1,721,030      $25,813,705       418              $ 7,213
                                ========       ===========      =========      ===========      ====              =======

------------------
* Commencement of operations.



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Warburg Pincus Funds
Notes to Financial Statements (cont'd)
February 28, 1999 (Unaudited)
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Note 4. Capital Shares -- (cont'd)


     On February 28, 1999, seven shareholders held approximately 81% of the Core Equity Common shares.

Note 5. Forward Foreign Currency Contracts

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk and to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of the contract. During the six months ended February 28, 1999, neither Fund entered into forward foreign currency contracts.


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